Important Notice Regarding Change in
ETF Index and Related Matters

GLOBAL X FUNDS
Global X MSCI Colombia ETF (the “Fund”)

Supplement dated June 28, 2016 to the Summary Prospectus,
Prospectus and Statement of Additional Information (“SAI”)
for the Fund, each dated March 1, 2016.

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

The following changes will take effect for the Fund on or around August 31, 2016.

	Current	New
Index	MSCI All Colombia Capped Index	MSCI All Colombia Select 25/50 Index
Index Components	28	24*
Index Description
The MSCI All Colombia Capped Index is designed to represent the performance of the broad Colombia equity universe, while including a minimum number of constituents. The broad Colombia equity universe includes securities that are classified in Colombia according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Colombia and carry out the majority of their operations in Colombia.

The MSCI All Colombia Select 25/50 Index applies additional liquidity screens on the MSCI All Colombia Index, which is designed to represent the performance of the broad Colombia equity universe. The broad Colombia equity universe includes securities that are classified in Colombia according to the MSCI Global Investable Market Index Methodology, together with companies that are headquartered or listed in Colombia and carry out the majority of their operations in Colombia. A specific capping methodology is applied to facilitate compliance with the rules governing the listing of financial products on exchanges in the United States.

The current index is the MSCI All Colombia Capped Index (the “Current Index”). The Current Index is designed to reflect broad-based equity market performance in Colombia. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The new index is the MSCI All Colombia Select 25/50 Index (the “New Index”). The New Index includes additional liquidity criteria for 6-month annualized traded value and 6-month frequency of trading for both new and existing constituents.

*Index constituents for the MSCI All Colombia Select 25/50 Index are as of March 30, 2016. The number of index constituents may change by the effective date (on or around August 31, 2016).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE